UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Republic Airways Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Brickyard Lane
Carmel, Indiana		46032
(Address of principal executive offices)		(Zip Code)

(317) 484-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RJET	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2026 annual meeting of stockholders of Republic Airways Holdings Inc. (the “Company”), held on May 21, 2026, the Company’s stockholders considered and voted on the below proposals, which are described in more detail in the Company’s definitive proxy statement, dated April 9, 2026, filed with the Securities and Exchange Commission.

Proposal No. 1: Election of Directors

The Company’s stockholders elected the following nominees as directors of the Company, each to serve until the 2027 annual meeting of stockholders, based upon the following votes:

Director/Nominee	For	Against	Abstain	Broker Non-Votes
Ellen N. Artist	38,482,672	58,134	18,625	1,478,416
David Grizzle	38,501,983	38,976	18,472	1,478,416
Michael C. Lenz	38,481,484	59,398	18,549	1,478,416
Ruth Okediji	38,484,055	56,793	18,583	1,478,416
Barry W. Ridings	38,479,777	61,112	18,542	1,478,416
James E. Sweetnam	38,480,112	60,777	18,542	1,478,416

Proposal No. 2: Advisory vote to approve compensation of named executive officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
38,417,100	135,353	6,978	1,478,416

Proposal No. 3: Ratification of appointment of Deloitte & Touche LLP as independent registered public accounting firm for fiscal year ending December 31, 2026

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
39,999,193	32,846	5,808	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2026	REPUBLIC AIRWAYS HOLDINGS INC.

	By:	/s/ Joseph P. Allman
	Name:	Joseph P. Allman
	Title:	Senior Vice President and Chief Financial Officer